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                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

 /X/   Filed by the Registrant

 / /   Filed by a Party other than the Registrant

Check the appropriate box:

 / /    Preliminary Proxy Statement

 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 / /    Definitive Proxy Statement

 /X/    Definitive Additional Materials

 / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       MUTUAL FUND VARIABLE ANNUITY TRUST

                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):

 /X/    No fee required.
 / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

     Aggregate number of securities to which transaction applies:


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     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

                     -----------------------------------------------------------

     Proposed maximum aggregate value of transaction:

                     -----------------------------------------------------------

     Total fee paid:

                    ------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

                    ------------------------------------------------------------

     Form, Schedule or Registration Statement No.:

                    ------------------------------------------------------------

     Filing Party:

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     Date Filed:

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Dear Colleague:

YOUR VOTE IS IMPORTANT

First, I would like to thank those of you who have participated and voted in this critical business initiative of our mutual funds organization at JPMorgan Chase.

If you have not participated and you are a mutual fund shareholder (heritage Chase Vista Funds and/or heritage J.P. Morgan Funds) either through your 401(k) or directly, please take a moment and vote as our July 3, 2001 shareholder meeting is rapidly approaching.

This critical business initiative was presented in proxy materials that were mailed to all shareholders of record (April 6, 2001). As described in the proxy material, this initiative will provide shareholders with a broader offering of mutual funds, as well as enhanced shareholder servicing through one common platform. Shareholder approval of these proposals is very important to the JPMorgan Chase mutual fund business and to all JPMorgan Chase shareholders. We urge you to read through the proxy material carefully before voting. If you'd like, you can vote now--the call will only take a few minutes.

PHONE:
Through a Representative: 1-800-769-6414.
Touch-tone voting: 1-877-PRX-VOTE(1-877-779-8683) *

For your convenience, here are additional means of voting:

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WEB
Linking to on-line voting via JPMorganChase Web at http://chaseweb.chase.com/shared/proxy.htm * Logging on directly to the proxy Web site, http://www.eproxyvote.com/equiserve/. *

MAIL
Sign, date and mail your proxy card(s) and return in the return envelope provided.

* These voting methods will require the control number from your proxy card.

If you have any questions concerning the proxy material or need additional information or assistance in voting your shares, please contact our proxy information center, toll-free at 1-800-769-6414.